UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 2, 2020

Commission File Number: 001-38458
LEVEL ONE BANCORP, INC.
(Exact name of registrant as specified in charter)

Michigan (State or other jurisdiction of incorporation)	71-1015624 (I.R.S. Employer Identification No.)

32991 Hamilton Court Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)
(248) 737-0300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Common Stock, no par value	Trading symbol(s) LEVL	Name of each exchange on which registered Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Level One Bancorp, Inc. (the "Company") is filing this Form 8-K/A as an amendment to its Current Report on Form 8-K filed on January 2, 2020, disclosing the merger of Ann Arbor Bancorp, Inc. (“AAB”) and its wholly owned subsidiary, Ann Arbor State Bank, with and into the Company as of January 2, 2020. The Company is filing this Form 8-K/A to provide the historical financial statements of AAB as required by Item 9.01(a), and the pro-forma financial statements as required by item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial statements of business acquired
(i)    The audited consolidated financial statements of AAB and Subsidiary as of and for the years ended December 31, 2018 and 2017, together with the notes thereto and the report of the independent auditor thereon, are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
(ii)    The unaudited condensed consolidated balance sheet of AAB as of December 31, 2019, and the condensed consolidated statements of income and changes in stockholders’ equity of AAB for the years ended December 31, 2019 (unaudited) and 2018 (audited) are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma combined financial statements as of and for the year ended December 31, 2019 are attached as Exhibit 99.3 hereto, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Andrews Hooper Pavlik PLC.
99.1
Audited Consolidated Financial Statements of Ann Arbor Bancorp, Inc. and Subsidiary as of and for the years ended December 31, 2018 and 2017, together with the notes thereto and the report of the independent auditor thereon.

99.2
Unaudited Condensed Consolidated Balance Sheet of Ann Arbor Bancorp, Inc. as of December 31, 2019, and the Condensed Consolidated Statements of Income and Changes in Stockholders’ Equity for the years ended December 31, 2019 (unaudited) and 2018 (audited).

99.3	Pro Forma Financial Statements as of and for the year ended December 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2020
LEVEL ONE BANCORP, INC.

	By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Executive Vice President and Chief Financial Officer